SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2003

EQUITY ONE, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-13499	52-1794271
(Commission File Number)	(I.R.S. Employer Identification No.)

1696 NE Miami Gardens Drive
North Miami Beach, Florida	33179
(Address of principal executive offices)	(Zip Code)

(305) 947-1664
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Conditions
SIGNATURES
INDEX TO EXHIBITS
SUPPLEMENTAL INFORMATION PACKAGE
PRESS RELEASE

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Exhibits.

Exhibit 99.1 — Supplemental Information Package of Equity One, Inc.

99.2 — Press Release of Equity One, Inc. dated July 30, 2003

Item 9. Regulation FD Disclosure

     On July 30, 2003, Equity One, Inc. (the “Company”) issued a press release announcing the Company’s results for the second quarter and first six months of 2003 and released its Supplemental Information Package with respect to such period. The purpose of this Form 8-K is to furnish such Supplemental Information Package and press release. Copies of the Supplemental Information Package and the press release are furnished with this Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 12. Results of Operations and Financial Conditions

     On July 30, 2003, the Company issued a press release announcing the Company’s results for the second quarter and first six months of 2003 and released its Supplemental Information Package with respect to such period. The purpose of this Form 8-K is to furnish such Supplemental Information Package and press release. Copies of the Supplemental Information Package and the press release are furnished with this Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

Date: July 30, 2003	By:	/s/ Howard M. Sipzner

Howard M. Sipzner Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Supplemental Information Package

99.2	Press Release of Equity One, Inc. dated July 30, 2003